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                                                                    EXHIBIT 10.3

                              FIRST AMENDMENT TO
                              PROMISSORY NOTE AND
                               CREDIT AGREEMENT

     This First Amendment to Promissory Note and Credit Agreement is entered into as of November 13, 2000 (this "Amendment"), by and between IMPERIAL BANK, a California banking corporation ("Bank") and TREGA BIOSCIENCES, INC., a Delaware corporation ("Borrower").

                                  RECITALS

     WHEREAS, Borrower and Bank are parties to that certain Promissory Note dated August 6, 1999 ("Note") and Credit Agreement dated as of August 6, 1999, (as amended, restated, modified, supplemented or revised from time to time, the "Agreement"); and

     WHEREAS, each of the parties to this Amendment desire to amend the Note and Agreement in accordance herewith.

                                 AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

A.  AMENDMENTS TO THE CREDIT AGREEMENT.

     1.  The Revolving Line of Credit Maturity Date, as referenced in Section
1.01 (a) of the Agreement is hereby amended to read as "October 19, 2001."

     2. Section 1.05 of the Agreement is hereby amended to read in its entirety as follows:

     "1.05     COLLATERAL.  Borrower shall grant or cause to be granted to
     Bank a time certificate of deposit (the "TCD") in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) as security or otherwise as security for all of Borrower's obligations to Bank, all as may be subject to Section 5.3 herein. TCD shall be released once Borrower has provided Bank with alternative collateral documentation satisfactory to Bank."

C.  Amendment to the Note.

     1. The second paragraph of the Note, entitled "PAYMENT" is hereby amended as follows:

         "The date of August 4, 2000 shall be replaced by the date of October 19, 2001."

D.  EFFECT OF AMENDMENT, REPRESENTATIONS AND WARRANTIES.

     1. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security

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agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

     2. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing; provided, however, Bank has acknowledged the existence of the financing statement filed by Lease Management Services on Borrower's equipment.

E.  CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

     (a.)   this Amendment, duly executed by Borrower;

     (b.)   a non-refundable documentation fee of Seven Hundred Fifty Dollars
($750.00), plus any Bank Expenses incurred through the date of this Amendment;

     (c.)   Corporate Resolutions to Borrow; and

     (d.)   such other documents, and completion of such other matters, as
Bank may reasonably deem necessary or appropriate.

F.   MISCELLANEOUS PROVISIONS.

     1. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

     2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

TREGA BIOSCIENCES, INC.,                        IMPERIAL BANK,
a Delaware corporation                          a California banking corporation

By:                                             By:
   ---------------------------                       ---------------------------
        Michael Grey
Title:  President/CEO                           Title:

By:                                                    -------------------------
    --------------------------
        Edward C.Y. Yip
Title:  Secretary